Exhibit 99.1

News Release For Immediate Release www.ball.com	Investor Contact: Ann T. Scott (303) 460-3537, ascott@ball.com Media Contact: Bradford Walton (415) 254-7168, bradford.walton@ball.com

Ball Board Declares Quarterly Dividend; Approves Governance Changes

WESTMINSTER, Colo., January 26, 2022 — Ball Corporation’s (NYSE: BLL) board of directors (the “Board”) today declared a cash dividend of 20 cents per share, payable March 15, 2022, to shareholders of record as of March 1, 2022.

In addition, following a review of the company’s governance profile, the Board has amended the company’s bylaws (1) to opt out of the classified board structure required by the Indiana Business Corporation Law, (2) to permit shareholders to amend the bylaws, and (3) to increase the retirement age for directors to 75 years of age from 72 years of age. In line with these changes, the Board intends to recommend the company’s shareholders approve amendments to the company’s articles of incorporation to declassify the Board and to expressly permit shareholders to amend the bylaws at the company’s 2022 shareholders’ meeting.

Ball will announce its fourth quarter 2021 earnings on Thursday, Jan. 27, 2022. Conference call details are below.

Conference Call Details

Ball Corporation (NYSE: BLL) will announce its fourth quarter 2021 earnings on Thursday, Jan. 27, 2022, at 9 a.m. Mountain time (11 a.m. Eastern). The North American toll-free number for the call is 877-256-3243. International callers should dial +1 212-231-2919. Please use the following URL for a webcast of the live call:

https://edge.media-server.com/mmc/p/vurbtc23

For those unable to listen to the live call, a taped replay will be available from 11 a.m. Mountain time on Jan. 27, 2022, until 11 a.m. Mountain time on February 3, 2022. To access the replay, call 800-633-8284 (North American callers) or +1 402-977-9140 (international callers) and use reservation number 22002488. A written transcript of the call will be posted within 48 hours of the call's conclusion to Ball's website at www.ball.com/investors under "news and presentations."

About Ball Corporation
Ball Corporation supplies innovative, sustainable aluminum packaging solutions for beverage, personal care and household products customers, as well as aerospace and other technologies and services primarily for the U.S. government. Ball Corporation and its subsidiaries employ 21,500 people worldwide and reported 2020 net sales of $11.8 billion. For more information, visit www.ball.com, or connect with us on Facebook or Twitter.

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Forward-Looking Statements

This release contains "forward-looking" statements concerning future events and financial performance. Words such as "expects," "anticipates," "estimates," "believes," and similar expressions typically identify forward-looking statements, which are generally any statements other than statements of historical fact. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements and they should be read in conjunction with, and qualified in their entirety by, the cautionary statements referenced below. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in our Form 10-K, which are available on our website and at www.sec.gov. Additional factors that might affect: a) our packaging segments include product capacity, supply, and demand constraints and fluctuations and changes in consumption patterns; availability/cost of raw materials, equipment, and logistics; competitive packaging, pricing and substitution; changes in climate and weather; footprint adjustments and other manufacturing changes, including the startup of new facilities and lines; failure to achieve synergies, productivity improvements or cost reductions; unfavorable mandatory deposit or packaging laws; customer and supplier consolidation; power and supply chain interruptions; changes in major customer or supplier contracts or loss of a major customer or supplier; inability to pass through increased costs; political instability and sanctions; currency controls; changes in foreign exchange or tax rates; and tariffs, trade actions, or other governmental actions, including business restrictions and shelter-in-place orders in any country or jurisdiction affecting goods produced by us or in our supply chain, including imported raw materials; b) our aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; c) the company as a whole include those listed above plus: the extent to which sustainability-related opportunities arise and can be capitalized upon; changes in senior management, succession, and the ability to attract and retain skilled labor; regulatory actions or issues including those related to tax, ESG reporting, competition, environmental, health and workplace safety, including U.S. FDA and other actions or public concerns affecting products filled in our containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; the ability to manage cyber threats; litigation; strikes; disease; pandemic; labor cost changes; inflation; rates of return on assets of the company’s defined benefit retirement plans; pension changes; uncertainties surrounding geopolitical events and governmental policies, including policies, orders, and actions related to COVID-19; reduced cash flow; interest rates affecting our debt; and successful or unsuccessful joint ventures, acquisitions and divestitures, and their effects on our operating results and business generally.

Important Additional Information Regarding Proxy Solicitation

The company intends to file a proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the company’s 2022 annual

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meeting of shareholders (the “Proxy Statement” and such meeting the “2022 Annual Meeting”). The company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Information regarding the names of the company’s directors and executive officers and their respective interests in the company by security holdings or otherwise is set forth in the company’s proxy statement for the 2021 annual meeting of shareholders, filed with the SEC on March 15, 2021 (the “2021 Proxy Statement”). To the extent holdings of such participants in the company’s securities have changed since the amounts described in the 2021 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 17, 2021. Details concerning the company’s nominees for election to the Board at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and on the company’s website at www.ball.com/investors.

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